Second Quarter 2017 Earnings Call July 28, 2017 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Important themes: Organic growth of company remains strong (Q217 vs. Q216) Pretax, Pre-provision Income increased 31% Average loan growth increased 18% Average DDA and NOW accounts increased 14% Treasury Management and Deposit Service charges increased 13%        We charged off the existing balance on a non-performing loan relationship that we discussed with you previously. Overall Asset Quality Deliver strong operating and financial results 2Q17 Financial Results

A pretax charge of $9.7MM for the one relationship we previously discussed with you drove a Net Loss of $3.3MM, Fully Diluted EPS at ($0.26) for the quarter. PTPP income in Q217 of $5.0MM vs Q216 of $3.8MM, up 31%. Our otherwise strong quarterly operating performance was overshadowed by the deterioration of one non-performing borrower that we previously discussed with you. 2Q17 Financial Highlights

Conservatively dealt with one borrowing relationship: Previously, we recorded a specific reserve of $2MM on a relationship originated in the healthcare sector. In concert with plans for a pre-packaged bankruptcy filing, an asset purchase agreement was negotiated with a potential purchaser which was backed by a private equity investor. We agreed to fund the Debtor in Possession loan to bridge the bankruptcy to the sale of the company. Issues emerged which negatively impacted the potential purchaser’s ability to close, causing our assessment of an expedient outcome to deteriorate. The decision was made to charge-off the remaining balance of the loan relationship, although active recovery efforts will continue, as we pursue our secured creditor claims and other sources. We are continuously focused on delivering strong operating and financial results. Asset Quality

Overall Asset Quality Key metrics indicate a sound loan portfolio. We believe that our existing credit infrastructure and risk management systems are sound. Refinements introduced in 2016 further strengthening quality of loan originations: Lower levels of acceptable leverage Deeper stress testing on customer M&A loan requests Continual assessment of regulatory, legislative and reimbursement trends impacting the healthcare sector Asset Quality

Credit Quality Maintain strong reserve levels Non-performing loans are at their lowest level in two years.

Continue to drive and enhance operational and earnings performance Organic growth of the company (Q217 vs. Q216)     Hired two revenue producers in Q2 Recent Greenwich study affirmed opportunities for future growth Excellent customer satisfaction The level of market penetration provides opportunities to support organic growth. CLAIRE Moving Forward

Summary Financials 2Q17 CapStar continues to experience balance sheet growth over the prior year. Pre-tax, Pre-Provision income increased 31% over the prior year. *Reconciliation provided in non-GAAP tables Relationship driven products Positive earnings growth Operating Leverage of 2.5x   Three Months Ended June 30,   Six Months Ended June 30, $ in millions 2017 2016 % Change 2017 2016 % Change Balance Sheet (Period Averages)         Loans (Excl HFS) $ 1,029 $ 874 18%   $ 1,002 $ 848 18% Deposits 1,112 1,093 2%   1,128 1,060 6% Total Transaction Deposits (DDA + Now) 532 467 14%   536 430 25% Total Assets 1,393 1,247 12%   1,367 1,214 13%                 Income Statement         Net Interest Income $ 10.6 $ 9.2 15%   $ 20.5 $ 18.2 13% Non Interest Income 2.7 2.6 4%   4.8 4.9 -3% Total Revenue 13.2 11.8 12%   25.3 23.1 10% Provision for Loan Losses 9.7 0.2 5199%   13.1 1.1 1069% Non Interest Expense 8.2 8.0 3%   16.6 16.0 4% Income before Income Taxes (4.7) 3.6 -228%   (4.4) 6.0 -173% Income Tax Expense (1.3) 1.2 -215%   (1.4) 2.0 -170% Net Income (3.3) 2.5 -235%   (3.0) 4.1 -174%                 Pre-tax Pre-Provision Income* 5.0 3.8 31%   8.7 7.1 22%

Loan Growth 18% Growth           % Change Vs. $ in millions Q2-17 EOP Q2-17 AVG Q2-16 AVG Balance Sheet C&I - Healthcare $ 177 $ 193 7% C&I - All Other 230 231 10% Commercial and Industrial 407 424 8% Commercial Real Estate 386 395 45% Consumer Real Estate 100 101 15% Construction and Land Development 62 61 4% Consumer 4 4 -43% Other 38 43 -22% Total Loans HFI $ 997 $ 1,029 18% Tri-Net Funding - LHFS 43 6 N/A Residential Mortgage - LHFS 31 29 -33% Total Loans (Including Loans HFS) $ 1,070 $ 1,064 16%

Loan Yields The average loan yield on new loan production was 4.47% for the quarter and above the portfolio average of 4.29%. Variable loans are repricing as expected and improved the loan yield 9 bps. Loan fees declined largely due to a large one-time prepayment penalty fee in Q1. Loan Yield Rollforward 1Q17 (Avg) 4.24% New Loan Production 0.01% Repricing of Remaining Portfolio 0.09% Loans Paid Off 0.01% Decrease in Loan Fees (one time prepayment penalty fee in Q1) -0.06% 2Q17 (Avg) 4.29%

Deposit Growth and Costs * * Annualized % Change from Q1-17 to Q2-17 Fed Funds 0.50% Fed Funds 0.75% Fed Funds 1.00%         % Change Vs. $ in millions Q2-17 Q1-17* Q2-16 Balance Sheet (Quarter Averages) Non-Interest Bearing $ 229 36% 24% Interest Checking (NOW) 303 -34% 7% Savings & Money Market 380 -50% -15% Time Deposit's under $100K 40 -10% -12% Time Deposit's over $100K 161 104% 17% Deposits $ 1,112 -11% 2% With the last four rate increases (+100 bps), we have held our deposit costs to a 16% beta (0.54%-0.70% with a 100 bps increase in Fed Funds) 50% of our deposit book is in some form of checking account (DDA & NOW). We are gaining “primary bank” status with our clients.

Net Interest Margin Our net interest margin was impacted by yields on new production, runoff and loan fees (prepayment penalty in 1Q17). We continue to improve our balance sheet mix and loan/deposit ratio. Increased loan/deposit ratio with seasonally lower correspondent balances offset with borrowings. Net Interest Margin     1Q17 (Avg) 3.12% Loan Volumes/Repricing 0.14% Decrease in Loan Fees (one time prepayment penalty fee in Q1) -0.04% Liabilities Mix (Deposits/Borrowings) -0.05% Investment/Cash Mix -0.02% 2Q17 (Avg) 3.15%

Service charges have steadily increased as we gain share of wallet with our client base. Loan fees are in line with expectations and higher than 2Q16. Mortgage fees increased with production vs. last quarter. TriNet business gaining traction and execution.   Three Months Ended (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2017 2017 2016 2016 2016 Non Interest Income           Service Charges on Deposit Accounts $ 342 $ 329 $ 303 $ 277 $ 303 Loan Commitment Fees 187 236 217 329 143 Mortgage Fees 1,370 1,216 2,033 2,339 1,655 Wealth Management 56 42 30 25 27 BOLI 145 144 150 151 150 Tri-Net Fees 297 84 125 - - Other 269 83 95 70 290 Total Non Interest Income $ 2,666 $ 2,134 $ 2,954 $ 3,191 $ 2,568 Average Assets $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 $ 1,247,077 Non Interest Income / Average Assets 0.77% 0.65% 0.89% 0.98% 0.83%             Eric – create separate line for Tri-Net fees – put remaining in “other” Non-Interest Income

Non-Interest Expense Overall expense base of $8.2MM, slightly lower than previous quarter. Efficiency ratio improved due to increased revenues and slightly lower expenses. Other non-interest expenses increased due to special asset expenses related to the charge-off.   Three Months Ended (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2017 2017 2016 2016 2016 Non Interest Expense           Salaries and Employee Benefits $ 4,784 $ 5,086 $ 5,185 $ 5,119 $ 4,938 Data Processing & Software 711 621 542 627 635 Professional Fees 350 365 406 391 426 Occupancy 539 449 366 352 371 Equipment 544 496 443 458 436 Regulatory Fees 301 307 348 250 265 Advertising & Marketing 94 143 88 56 84 Mortgage Earnout – Contingent Liability (37) 50 774 661 123 Other 932 859 489 612 672 Total Non Interest Expense $ 8,217 $ 8,375 $ 8,642 $ 8,527 $ 7,951 Efficiency Ratio 62.1% 69.4% 65.8% 64.0% 67.6% Average Assets $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 $ 1,247,077 Non Interest Expense / Average Assets 2.37% 2.53% 2.60% 2.62% 2.56%

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q2-17   Q1-17   Q4-16   Q3-16   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 9.65%   9.74%   10.01%   10.07%   NA Tangible Common Equity / Tangible Assets* 8.99%   9.08%   9.34%   9.39%   NA Tier 1 Leverage Ratio 9.77%   10.37%   10.46%   10.47%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 10.54%   11.01%   11.61%   11.46%   ≥ 8.00% Total Risk Based Capital Ratio 11.51%   12.13%   12.60%   12.45%   ≥ 10.00%

CapStar’s strategy remains one of sound, profitable growth Conservatively dealt with previously identified problem credit Overall asset quality metrics improving Focused on consistently delivering financial results throughout the company Organic growth opportunities through market share takeaway Remain committed to delivering ROAA of 1.00% by the end of 2018 Key Takeaways

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables   Three Months Ended Six Months Ended Twelve Months Ended December 31, June 30, June 30, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA                 Interest Income $ 12,890 $ 10,915 $ 24,869 $ 21,513 $ 45,395 $ 40,504 $ 38,287 $ 41,157 $ 33,966 $ 23,454 Interest Expense 2,320 1,714 4,367 3,355 6,932 5,731 5,871 6,576 6,682 7,146 Net Interest Income 10,571 9,201 20,502 18,157 38,463 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses 9,690 183 13,094 1,120 2,829 1,651 3,869 938 3,968 1,897 Non-Interest Income 2,666 2,568 4,799 4,939 11,084 8,884 7,419 1,946 1,935 874 Non-Interest Expense 8,217 7,951 16,592 15,961 33,129 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes (4,670) 3,636 (4,385) 6,016 13,590 11,029 7,404 10,157 6,230 2,073 Income Tax Expense (1,328) 1,159 (1,375) 1,956 4,493 3,470 2,412 3,749 (3,168) - Net Income (3,342) 2,476 (3,010) 4,060 9,097 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 5,020 3,819 8,709 7,136 16,419 12,680 11,273 11,095 10,197 3,970

Historical Financials

(Dollars in thousands, except per share information)	As of June 30,		As of December 31,					
	2017	2016	2016	2015	2014	2013	2012	2011
BALANCE SHEET (AT PERIOD END)								
Cash & Due From Banks	$ 48,093	$ 97,546	$ 80,111	$ 100,185	$ 73,934	$ 44,793	$ 113,282	$ 44,043
Investment Securities	210,413	220,186	235,250	221,890	285,514	305,291	280,115	236,837
Loans Held for Sale	73,573	57,014	42,111	35,729	15,386	-	-	-
Gross Loans and Leases (Net of Unearned Income)	996,617	887,437	935,251	808,396	713,077	626,382	624,328	430,329
Total Intangibles	6,263	6,317	6,290	6,344	6,398	284	317	-
Total Assets	1,371,626	1,310,418	1,333,675	1,206,800	1,128,395	1,008,709	1,031,755	711,183
Deposits	1,120,984	1,143,301	1,128,722	1,038,460	981,057	879,165	919,782	621,212
Borrowings and Repurchase Agreements	105,000	40,000	55,000	48,755	34,837	29,494	7,452	12,622
Total Liabilities	1,233,596	1,196,100	1,194,468	1,098,214	1,025,744	913,294	931,277	636,613
Common Equity	129,031	97,818	130,207	92,086	86,151	79,691	83,977	58,070
Preferred Equity	9,000	16,500	9,000	16,500	16,500	16,500	16,500	16,500
Total Shareholders' Equity	138,031	114,318	139,207	108,586	102,651	96,191	100,478	74,570
Tangible Equity *	131,768	108,001	132,918	102,242	96,253	95,907	100,160	74,570

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 21

Historical Financials

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
SELECTED PERFORMANCE RATIOS										
Return on Average Assets (ROAA)	-0.96%	0.80%	-0.44%	0.67%	0.72%	0.66%	0.47%	0.62%	1.11%	0.34%
Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) *	1.45%	1.23%	1.28%	1.18%	1.30%	1.11%	1.06%	1.08%	1.20%	0.65%
Return on Average Equity (ROAE)	-9.39%	8.85%	-4.27%	7.31%	7.57%	7.08%	4.94%	6.46%	10.56%	2.94%
Return on Average Tangible Equity (ROATE) *	-9.82%	9.37%	-4.47%	7.75%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
Return on Average Tangible Common Equity (ROATCE) *	-10.51%	11.10%	-4.78%	9.19%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
Net Interest Margin	3.15%	3.09%	3.14%	3.13%	3.17%	3.19%	3.20%	3.45%	3.30%	2.73%
Efficiency Ratio **	62.08%	67.56%	65.58%	69.10%	66.86%	70.96%	71.70%	69.62%	65.10%	76.89%
Non-Interest Income / Average Assets	0.77%	0.83%	0.71%	0.82%	0.88%	0.78%	0.70%	0.19%	0.23%	0.14%
Non-Interest Expense / Average Assets	2.37%	2.56%	2.45%	2.64%	2.62%	2.72%	2.68%	2.47%	2.25%	2.16%
Loan and Lease Yield	4.29%	4.24%	4.27%	4.31%	4.33%	4.53%	4.74%	5.48%	5.50%	5.02%
Deposit Cost	0.70%	0.59%	0.69%	0.60%	0.59%	0.56%	0.62%	0.71%	0.89%	1.34%

* Reconciliation provided in non-GAAP tables
** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

CAPSTAR FINANCIAL HOLDINGS, INC. 22

Historical Financials

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
PER SHARE OUSTANDING DATA										
Basic Net Earnings per Share	-$0.30	$0.29	-$0.27	$0.47	$0.98	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	-$0.26	$0.23	-$0.24	$0.38	$0.81	$0.73	$0.49	$0.62	$1.00	$0.24
Book Value Per Share, Reported	$11.48	$11.26	$11.48	$11.26	$11.62	$10.74	$10.17	$9.54	$9.65	$8.13
Tangible Book Value Per Share, Reported	$10.93	$10.54	$10.93	$10.54	$11.06	$10.00	$9.41	$9.51	$9.61	$8.13
Book Value Per Share, Adjusted *	$11.39	$11.11	$11.39	$11.11	$11.52	$10.66	$10.18	$9.65	$9.74	$8.52
Tangible Book Value Per Share, Adjusted *	$10.88	$10.49	$10.88	$10.49	$11.00	$10.04	$9.55	$9.63	$9.71	$8.52
Shares of Common Stock Outstanding at End of Period	11,235,255	8,683,902	11,235,255	8,683,902	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
CAPITAL RATIOS (AT PERIOD END)										
Tier 1 Leverage Ratio	9.77%	8.90%	9.77%	8.90%	10.46%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	9.86%	8.34%	9.86%	8.34%	10.90%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	10.54%	9.73%	10.54%	9.73%	11.61%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	11.51%	10.67%	11.51%	10.67%	12.60%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Assets Ratio	10.06%	8.72%	10.06%	8.72%	10.44%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	9.65%	8.28%	9.65%	8.28%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 23

Historical Financials

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
NON-PERFORMING ASSETS (NPA)										
Non-Performing Loans	$ 3,229	$ 5,829	$ 3,229	$ 5,829	$ 3,619	$ 2,689	$ 7,738	$ 6,552	$ 8,784	$ 141
Troubled Debt Restructurings	1,239	-	1,239	-	1,272	125	2,618	-	-	141
Other Real Estate and Repossessed Assets	-	-	-	-	-	216	575	1,451	1,822	-
Non-Preforming Assets	3,229	5,829	3,229	5,829	3,619	2,905	8,313	8,003	10,606	141
ASSET QUALITY RATIOS										
Non-Performing Assets / Assets	0.24%	0.44%	0.24%	0.44%	0.27%	0.24%	0.74%	0.79%	1.03%	0.02%
Non-Performing Loans / Loans	0.32%	0.66%	0.32%	0.66%	0.39%	0.33%	1.09%	1.05%	1.41%	0.03%
Non-Performing Assets / Loans + OREO	0.32%	0.66%	0.32%	0.66%	0.39%	0.36%	1.16%	1.27%	1.69%	0.03%
Net Charge-Offs to Average Loans (Periods Annualized)	4.38%	0.01%	2.47%	0.19%	0.15%	0.38%	0.15%	0.11%	0.40%	0.14%
Allowance for Loan Losses to Total Loans and Leases	1.25%	1.18%	1.25%	1.18%	1.24%	1.25%	1.58%	1.35%	1.32%	1.45%
Allowance for Loan to Non-Performing Loans	385.7%	179.3%	385.7%	179.3%	321.4%	376.8%	145.8%	129.1%	93.5%	4415.6%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.
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Historical Financials * Reconciliation provided in non-GAAP tables   As of June 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 COMPOSITION OF LOANS HELD FOR INVESTMENT               Commercial Real Estate $ 385,758 $ 275,771 $ 302,322 $ 251,196 $ 219,793 $ 182,392 $ 177,584 $ 135,855 Consumer Real Estate 99,751 91,091 97,015 93,785 82,167 63,893 77,787 51,256 Construction and Land Development 62,152 63,744 94,491 52,522 46,193 30,217 35,674 24,676 Commercial and Industrial 406,636 389,088 379,620 353,442 332,914 312,527 279,755 175,518 Consumer 4,096 7,486 5,974 8,668 7,910 7,939 10,749 12,687 Other Loans 38,225 60,258 55,829 48,782 28,578 32,132 46,929 30,337 DEPOSIT COMPOSITION                 Non-Interest Bearing 231,169 193,542 197,788 190,580 157,355 135,448 102,786 66,641 Interest Checking 321,153 314,325 299,621 189,983 115,915 84,028 60,663 12,655 Savings & Money Market 376,130 440,900 447,686 437,214 484,600 427,312 544,762 404,775 Time Deposits Less Than $100,000 38,892 44,859 41,128 45,902 51,813 46,819 52,844 21,563 Time Deposits Greater Than or Equal to $100,000 153,641 149,675 142,500 174,781 171,373 185,482 158,778 115,578

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016	Twelve Months Ended December 31, 2016	2015	2014	2013	2012	2011
REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS										
Construction and Development	$ 62,152	$ 63,744	$ 62,152	$ 63,744	$ 94,491	$ 52,522	$ 46,193	$ 30,217	$ 35,674	$ 24,676
Commercial Real Estate and Construction	385,327	239,866	385,327	239,866	282,513	198,285	172,803	146,258	150,253	109,988
Construction and Development to Total Risk Based Capital (Reg. 100%)	42.0%	52.7%	42.0%	52.7%	63.2%	45.3%	42.8%	30.1%	36.7%	32.3%
Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%)	260.3%	198.4%	260.3%	198.4%	188.8%	170.9%	160.0%	145.8%	154.6%	144.0%
MORTGAGE METRICS										
Total Origination Volume	$ 113,759	$ 151,807	$ 206,921	$ 236,915	$ 522,037	$ 422,323	$ 253,099	-	-	-
Total Mortgage Loans Sold	121,018	123,155	221,072	215,810	523,031	407,941	245,891	-	-	-
Purchase Volume as a % of Originations	80%	72%	77%	69%	67%	72%	76%	-	-	-
Mortgage Fees/Gain on Sale of Loans	1,370	1,655	2,587	3,002	7,375	5,962	4,067	-	-	-
Mortgage Fees/Gain on Sale as a % of Loans Sold	1.13%	1.34%	1.17%	1.39%	1.41%	1.46%	1.65%	-	-	-
Mortgage Fees/Gain on Sale as a % of Total Revenue	10.4%	14.1%	10.2%	13.0%	14.9%	13.7%	10.2%	-	-	-

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  Three Months Ended June 30, Six Months Ended June 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ (4,670) $ 3,636 $ (4,385) $ 6,016 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan Losses 9,690 183 13,094 1,120 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Income 5,020 3,819 8,709 7,136 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,393,331 $1,247,077 $1,366,931 $1,214,252 $1,262,763 $1,140,760 $1,064,705 $1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Income 5,020 3,819 8,709 7,136 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.45% 1.23% 1.29% 1.18% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

	As of June 30,		As of December 31,					
(Dollars in thousands, except per share information)	2017	2016	2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY								
Total Shareholders' Equity	$ 138,031	$ 114,318	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,263	6,317	6,290	6,344	6,398	284	317	-
Tangible Equity	131,768	108,001	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY								
Tangible Equity	$ 131,768	$ 108,001	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	16,500	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	122,768	91,501	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS								
Tangible Equity	$ 131,768	$ 108,001	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,371,626	1,310,418	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Less: Intangible Assets	6,263	6,317	6,290	6,344	6,398	284	317	-
Tangible Assets	1,365,364	1,304,101	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	9.65%	8.28%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS								
Tangible Common Equity	$ 122,768	$ 91,501	$ 123,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,365,364	1,304,101	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	8.99%	7.02%	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

CAPSTAR FINANCIAL HOLDINGS, INC. 28

Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)										
Total Average Shareholder's Equity	$ 142,787	$ 112,571	$ 142,173	$ 111,695	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,271	6,324	6,278	6,331	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	136,517	106,247	135,895	105,364	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	(3,342)	2,476	(3,010)	4,060	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Equity (ROATE)	-9.93%	9.37%	-4.47%	7.75%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)										
Average Tangible Equity	$ 136,517	$ 106,247	$ 135,895	$ 105,364	$ 113,805	$ 100,356	$ 94,175	$ 98,852	$ 87,838	$ 70,625
Less: Preferred Equity	9,000	16,500	9,000	16,500	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	127,517	89,747	126,895	88,864	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	(3,342)	2,476	(3,010)	4,060	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Common Equity (ROATCE)	-10.63%	11.10%	-4.80%	9.19%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD										
Shares of Common Stock Outstanding	11,235,255	8,683,902	11,235,255	8,683,902	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	1,609,756	878,049	1,609,756	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,113,304	10,293,658	12,113,304	10,293,658	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

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As of June 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 138,031 $ 114,318 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,113,304 10,293,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $11.39 $11.11 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 122,768 $ 91,501 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,235,255 8,683,902 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $10.93 $10.54 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 131,768 $ 108,001 $132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,113,304 10,293,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $10.88 $10.49 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

Historical C&D and CRE & Construction as a Percentage of Risk-Based Capital C&D and CRE & Construction Concentration Data as of 12/31 each respective year (2011-2016); Data as of 6/30/17 Blue line designates recommended limits from the regulators for CRE loans to risk-based capital Gold line designates recommended limits from the regulators for C&D loans to risk-based capital

We have opportunity in our market for continued growth Note: Cross-hairs are set at the mean for market penetration (Y-axis) and excellent client satisfaction (X-axis). Question: Using a 5-point scale, from “1” poor to “5” excellent, how do you rate your overall client satisfaction with the bank? Which other banks, non-banks, credit unions, or financial institutions does your company currently use for any product? Source: 2017 Greenwich Associated Market Tracking Program (CapStar – Nashville $1-150MM Q1 2017 Rolling Four Quarters)

Loan Participations Loan Participations $ and % of Gross Loans (EOP) Loan Participations by Line of Business   $ % Healthcare $129.4 42% C&I 121.7 40% CRE 46.0 15% Correspondent 8.6 3% Total Loans $305.7 100% Loan Participations by Source Club $212.9 70% SNC 92.8 30% Total Participations $305.7 100% Fixed $23.2 8% Variable 282.5 92% Total Participations $305.7 100% Loan Participations – Fixed/Variable $ In millions

Healthcare Healthcare Loan Portfolio Stats Healthcare - Loan Balances (Avg) and Yields¹ Healthcare LOB Loan Composition by NAICS Code $ In millions ¹Loan Yield includes impact of interest, loan fee and cost amortization 1Q17 Yield of 4.78% impacted by non-accrual loan   $ % Freestanding Ambulatory Surgical & ER Centers  $ 40.3 21% Surgical & Medical Instrument Manufacturing 16.4 9% Misc Ambulatory Health Care Services 10.9 6% Residential Mental Retardation Facilities  10.5 6% All Other Outpatient Care Centers  9.5 5% Psychiatric & Substance Abuse Hospitals  8.8 5% Nursing Care Facilities  8.7 5% Funeral Homes & Services 8.7 5% All Other (≤ 4% of portfolio) 74.6 40% Total $ 188.3 100% Loan Balance (EOP) at 6/30/17   $ 188.3 Participations Bought   $ 129.4 % Participations Bought   69% # of Borrowers   44 Average Loan size per borrower   $ 4.3 % Fixed   10.7% % Variable   89.3%

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters